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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts", and to the use of our report dated March 10, 2000, with respect to the financial statements of Policano & Manzo L.L.C., included in the registration statement (Form S-2 No. 333-______) and related prospectus of FTI Consulting, Inc. for the registration of 5,117,500 shares of its common stock.

                                                     /s/ Ernst & Young LLP
                                                     ---------------------
Baltimore, Maryland
September 5, 2000